UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

Amendment No. 1

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

VERITEQ CORPORATION

 (Name of Registrant As Specified In Charter)

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1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VeriTeQ Corporation

220 Congress Park Drive, Suite 200

Delray Beach, Florida 33445

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

To the Stockholders of VeriTeQ Corporation:

The accompanying Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.01 per share (the “Common Stock”), of VeriTeQ Corporation, a Delaware corporation (the “Company”), to notify such Stockholders that on June 18, 2014, the Company received written consents in lieu of a meeting of the Stockholders from holders of shares of voting securities representing approximately 57% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors (the "Board") to approve the following:

(1) to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 shares to 500,000,000 shares (the “Increase in Authorized Common Stock”);

(2) to reduce the par value of the Company’s Preferred Stock from $10.00 per share to $0.01 per share (the “ Decrease in Preferred Stock Par Value”); and

(3) to approve and adopt the Company’s 2014 Stock Incentive Plan (the “2014 Stock Plan”).

On June 10, 2014, the Board approved the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan, subject to Stockholder approval. The Majority Stockholders approved the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan by written consent in lieu of a meeting on June 18, 2014. Accordingly, your consent is not required and is not being solicited in connection with the approval of the foregoing.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan can become effective is twenty calendar days after this Information Statement is first sent or given to the Stockholders. In addition, the Increase in Authorized Common Stock and the Decrease in Preferred Stock Par Value will not become effective until we file the Certificate of Amendment to our Certificate of Incorporation, as amended (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware after the twenty calendar day period has elapsed. A form of the Certificate of Amendment is attached to this Information Statement as Annex A.

We are furnishing this Information Statement to Stockholders in satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (“DGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan.

This Information Statement is being mailed to Stockholders on or about August [   ], 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date: August [ ], 2014	For the Board of Directors of

VERITEQ CORPORATION

	By:	/s/ Scott S. Silverman
Scott S. Silverman
Chairman and Chief Executive Officer

VERITEQ CORPORATION

220 CONGRESS PARK DRIVE, SUITE 200

DELRAY BEACH, FLORIDA 33445

____________________________________________

INFORMATION STATEMENT

August [   ], 2014

Action by Written Consent of Majority Stockholders

____________________________________________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.01 per share (the “Common Stock”), of VeriTeQ Corporation, a Delaware corporation (the “Company”), to notify Stockholders of the following:

(1)	On June 10, 2014, the Board of Directors of the Company approved:

a.	to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 shares to 500,000,000 shares (the “Increase in Authorized Common Stock”);
b.	to reduce the par value of the Company’s Preferred Stock from $10.00 per share to $0.01 per share (the “Decrease in Preferred Stock Par Value”); and
c.	adoption of the Company’s 2014 Stock Incentive Plan (the “2014 Stock Plan”).

(2)

On June 18, 2014, the Company received written consents in lieu of a meeting of the Stockholders from holders of shares of voting securities representing approximately 57% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorizing the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

RECOMMENDATION OF THE BOARD OF DIRECTORS

INTRODUCTION

Section 228 of the DGCL provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. The DGCL, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

This Information Statement contains a brief summary of the material aspects of the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan approved by the Board of the Company (“we,” “our,” or “us”) and the Majority Stockholders which hold a majority of the voting capital stock of the Company.

On June 10, 2014, our Board of Directors approved the increase in the number of authorized shares of our Common Stock, par value $0.01, from 50,000,000 shares to 500,000,000 shares, it approved the reduction in the par value of the authorized shares of the Company’s Preferred Stock from $10.00 per share to $0.01 per share (no shares of Preferred Stock are currently outstanding) and it approved the adoption of the 2014 Stock Plan. It was the Board’s opinion that the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan would better position the Company to obtain financing, attract potential strategic partners and business candidates, maintain flexibility in responding to business and financing needs and allow the Company to retain and reward its employees.

A portion of the increase in the authorized shares of the Company’s Common Stock became necessary as a result of a financing that occurred on May 30, 2014. . As described in the following paragraph, that financing triggered resets in the pricing of convertible promissory notes issued by the Company on November 13, 2013, and triggered changes to the exercise price and number of shares covered by warrants in connection with such notes.

Under the terms of the May 30, 2014 financing, the Company issued promissory notes totaling $300,000 to two investors. The promissory notes are convertible into shares of the Company’s Common Stock at an exercise price of $0.20 per share. As a result of the May 30, 2014 financing, certain reset provisions under the terms of existing promissory notes convertible into shares of the Company’s Common Stock and existing common stock warrants, which were issued on November 13, 2013, were triggered. Accordingly, the conversion price of the convertible promissory notes with an aggregate principal balance of $1,816,667 was reset to $0.20 per share from $0.75 per share of the Company’s Common Stock and the exercise price of the common stock warrants was changed to $0.20 per share from $2.84 per share of the Company’s Common Stock. In addition, the number of common stock warrants was increased from common stock warrants to acquire 2,966,444 shares of the Company’s Common Stock to common stock warrants to acquire 41,811,114 shares of the Company’s Common Stock, subject to adjustment based on the cashless provisions of the warrants. See additional discussion on page 5 of the Information Report.

The Majority Stockholders approved the Increase in Authorized Common Stock, the Decrease in Preferred Stock and the 2014 Stock Plan on June 18, 2014.

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE INCREASE IN AUTHORIZED COMMON STOCK, DECREASE IN PREFERRED STOCK PAR VALUE, AND THE 2014 STOCK PLAN. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE INCREASE IN AUTHORIZED COMMON STOCK, DECREASE IN PREFERRED STOCK PAR VALUE, AND THE 2014 STOCK PLAN.

Vote Required and Information on Voting Stockholders

By unanimous written consent of the Board (as permitted under the DGCL), the increase in the number of authorized shares of the Company’s Common Stock and the reduction in the par value of the Company’s preferred stock was established by the Board (as is permitted under the DGCL and by the Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”)).

As of June 18, 2014, there were issued and outstanding 11,618,842 shares of the Company’s Common Stock and no shares outstanding of the Company’s Preferred Stock. Accordingly, the total aggregate amount of votes entitled to vote regarding the approval of the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan is 11,618,842. Pursuant to Section 228 of the DGCL, at least a majority of the voting equity of the Company, or at least 5,809,422 votes, are required to approve the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan by written consent. The Majority Stockholders, which hold in the aggregate 6,590,395 shares of the Company’s Common Stock (and therefore having 57% of the total voting power of all outstanding voting capital), have voted in favor of the Increase in Authorized Common Stock the Decrease in Preferred Stock Par Value and the 2014 Stock Plan thereby satisfying the requirement under Section 228 of the DGCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan (each share of Common Stock held entitles the holder to one vote), and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof:

Name of Majority Stockholders	Number of Common Stock (Votes) held by such Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Scott R. Silverman	5,462,770	5,462,770	47%
Randolph Geissler	909,531	909,531	8%
Blue Moon Energy Partners LLC	218,094	218,094	2%
Total	6,590,395	6,590,395	__57%

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on June 18, 2014, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware or become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about August [   ], 2014 to all Stockholders of record as of the Record Date.

SUMMARY OF THE MATERIAL TERMS OF THE PROPOSED ACTIONS

The Company	VeriTeQ Acquisition Corporation 220 S. Congress Ave., Suite 200 Delray Beach, FL 33445
Increase in Authorized Common Stock	The number of authorized shares of the Company’s Common Stock will increase from 50,000,000 to 500,000,000.
Reduction in Preferred Stock Par Value	The par value of the Company’s Preferred Stock will decrease from $10.00 per share to $0.01 per share. No Preferred Stock is currently outstanding.
2014 Stock Plan	Approval and Adoption of the 2014 Stock Plan.
Board and Stockholder Approval

The Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan was approved by our Board of Directors. The Increase in Authorized Common Stock and the Decrease in Preferred Stock Par Value require and have received the approval of a majority of the outstanding shares of our Common Stock. The 2014 Stock Plan has also received the approval of a majority of the outstanding shares of our Common Stock.

Regulatory Approvals

The Amended and Restated Certificate of Incorporation must be filed with the Secretary of State of Delaware to effect the Increase in Authorized Common Stock and the Decrease in Preferred Stock Par Value.

Reports, Opinions or Appraisals	None.

PRIOR SHAREHOLDER APPROVAL

Our ability to undertake the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan without a meeting of our Shareholders is authorized by Section 228 of the Delaware General Corporation Law and our Articles of Incorporation and Bylaws. The Delaware General Corporation Law generally provides that a Delaware corporation may substitute for action on a matter by its shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least a majority of the voting power of the Company’s outstanding capital stock present and voted. In accordance with this provision, we obtained the written consent of the Majority Shareholders to the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan. As a result of the action of the Majority Shareholders, we are not soliciting proxies, and there will be no further shareholder action on the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan. Holders of record of the Company’s Common Stock are entitled to notice of the action taken by written consent approving the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan.

Under Delaware law and our Articles of Incorporation, as amended, the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock as of the Record Date, was required to approve the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan. Each holder of Common Stock was entitled to one vote on the matter, for each share of Common Stock held by such shareholder.

As of June 18, 2014, there were 11,618,842 shares of Common Stock outstanding. As of that date, the Majority Shareholders held 6,590,395 shares of our Common Stock voted in favor of the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan, or 57% of the total votes entitled to be cast by all holders of our Common Stock. The action by written consent approving the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan was dated June 18, 2014.

Our Common Stock is currently traded on the OTC Markets under the symbol “VTEQ.OTC Market.”

Special Interest in the Shareholder Action

The persons eligible for participation in the 2014 Plan as recipients of options or shares of restricted stock include employees, directors, officers, advisors and consultants of the Company.

Dissenters’ Rights

In accordance with the Delaware General Corporate Law, our shareholders do not have dissenters’ or appraisal rights in connection with the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan.

Preemptive Rights

There are no existing preemptive rights that would be triggered as a result of the Increase in Authorized Common Stock.

Board of Directors

Currently, our Board of Directors consists of five directors. Our Board of Directors was structured to be divided into three classes, and a class is generally elected to serve for a three-year term or until the directors' successors are duly elected and qualified. Thus, it has been our historical practice (since 1998) to elect approximately one-third of the members of the Board of Directors annually. Directors may be removed only for cause. Any director appointed by our Board of Directors to fill a vacancy on the board serves the balance of the unexpired term of the class of directors in which the vacancy occurred. The roles and responsibilities of the Board of Directors are as set forth by Delaware corporate law, which includes providing general oversight of management and setting strategic direction for the Company. Cumulative voting for members of the Board of Directors is not permitted.

Dividends

Any determination with respect to the payment of dividends on our common stock will be at the discretion of our Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements, general business conditions, terms of financing arrangements and other factors that our Board of Directors may deem relevant. We do not anticipate declaring any cash dividends on our common stock and an existing financing agreement currently prohibits the payment of cash dividends on our common stock while the obligations under the notes issued in the financing are outstanding.

No Appraisal Rights

Shareholders do not have appraisal rights under Delaware General Corporate Law or under the Company’s Articles of Incorporation (as amended) in connection with the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan.

Government Approvals

Except for compliance with the applicable regulations of the Securities and Exchange Commission in connection with this Information Statement and of the Delaware General Corporate Law in connection with the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan, we are not required to comply with any federal or state regulatory requirements, and no federal or state regulatory approvals are required in connection with the Increase in Authorized Common Stock, Decrease in Preferred Stock Par Value, and the 2014 Stock Plan.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the Increase in Authorized Common Stock, the Decrease in Preferred Stock Par Value and the 2014 Stock Plan shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August [   ], 2014.

ACTION I – INCREASE IN AUTHORIZED COMMON STOCK

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES FROM 50,000,000 SHARES TO 500,000,000 SHARES

General

On June 10, 2014, our Board of Directors approved and declared the advisability of the increase in the number of authorized shares of our Common Stock, par value $0.01, from 50,000,000 shares to 500,000,000 shares as the Board believed that such increase would better position the Company to obtain financing, attract potential strategic partners and business candidates, maintain flexibility in responding to business and financing needs and allow the Company to have shares available to retain and reward its employees.

A portion of the increase in the authorized shares of the Company’s Common Stock became necessary as a result of a financing that occurred on May 30, 2014. . As described in the following paragraph, that financing triggered resets in the pricing of convertible promissory notes issued by the Company on November 13, 2013, and triggered changes to the exercise price and number of shares covered by warrants in connection with such notes.

Under the terms of the May 30, 2014 financing, the Company issued promissory notes totaling $300,000 to two investors. The promissory notes are convertible into shares of the Company’s Common Stock at an exercise price of $0.20 per share. As a result of the May 30, 2014 financing, certain reset provisions under the terms of existing promissory notes convertible into shares of the Company’s Common Stock and existing common stock warrants, which were issued on November 13, 2013, were triggered. Accordingly, effective May 30, 2014, the conversion price of the convertible promissory notes with an aggregate principal balance of $1,816,667 was reset to $0.20 per share from $0.75 per share of the Company’s Common Stock and the exercise price of the common stock warrants was changed to $0.20 per share from $2.84 per share of the Company’s Common Stock. In addition, number of common stock warrants was increased from common stock warrants to acquire 2,966,444 shares of the Company’s Common Stock to common stock warrants to acquire 41,811,114 shares of the Company’s Common Stock, subject to adjustment based on the cashless provisions of the warrants.

As of June 18, 2014, we had outstanding 11,618,842 shares of Common Stock and 68,419,349 shares of Common Stock were reserved for issuance under outstanding convertible promissory notes, stock options, common stock warrants and a Rights to Shares Agreement, dated June 10, 2014. The shares of Common Stock reserved for issuance include a required 25% gross up of shares underlying certain promissory notes and common stock warrants. Subsequent to June 18, 2014, the Company entered into a second Rights to Shares Agreement, dated June 24, 2014. The Rights to Shares Agreements are discussed below.

The June 18, 2014 Rights to Shares Agreement was entered into with one of the holders of a promissory note and common stock warrant issued on November 13, 2013 and reset on May 30, 2014. The warrant holder was entitled to receive 15,199,410 warrant shares under the cashless exercise provisions of its common stock warrant but agreed to accept the lesser amount of 11,500,000 warrant shares in full satisfaction of the complete exercise of its warrant of which 495,711 shares of Common Stock were issued on June 17, 2014. The remaining 11,004,289 shares of the Company’s Common Stock will be issued from time to time at the election of the holder, subject to limitations regarding the holder’s percentage of beneficial ownership, for no additional consideration. These shares are included in the shares reserved for issuance as of June 18, 2014 disclosed above.

The June 24, 2014 Rights to Shares Agreement was entered into with one of the holders of a promissory note and common stock warrant issued on November 13, 2013 and reset on May 30, 2014. Pursuant to the agreement, the Company and the shareholder acknowledged that the shareholder desired to (1) exchange the shareholder warrant, for a right to acquire 17,763,325 shares of Common Stock to be issued to the shareholder, with such right being determined based on the cashless exercise formula contained in the warrant; (2) redeem $400,000 underlying its promissory note for $400,000 in cash, and (3) convert $190,666.75 underlying its promissory note into 953,334 shares of Common Stock. Pursuant to the agreement, the shareholder has a right to receive 18,716,659 shares of Common Stock, and the balance of the shareholder’s remaining note has been reduced to $190,667. The issuance of shares of the Company’s common stock will be made from time to time, subject to limitations regarding the holder’s percentage of beneficial ownership, for no additional consideration.

Our Board believes the increase in the authorized number of shares of Common Stock to 500,000,000 shares is necessary to provide the Company with the resources to raise the additional capital that it currently needs, as well as the flexibility to develop and market our products, to meet business and compensation needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment. These additional purposes may include issuance of shares for capital raises, acquisitions of property and capital assets, retirement of indebtedness, employee benefit programs, corporate business combinations or other corporate purposes. The Board believes that the increase in the number of authorized shares will provide the Company with the ability to issue such additional new shares of Common Stock should the opportunity be presented in the future.

Plans, Proposals or Arrangements to Issue Newly Available Shares of Common Stock

The additional shares of Common Stock are available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or regulation, Except as may be required under the terms of the Company’s existing convertible promissory notes, stock options, common stock warrants, the rights to shares agreements and the additional shares that will be reserved under the terms of the 2014 Stock Plan, which is more fully discussed beginning on page 8 of this Information Statement, there are no current plans, proposals or arrangements to issue the newly available shares of Common Stock. The Company intends to seek to complete additional financings in the near future, and expects that a portion of the newly available shares of Common Stock will be used for that purpose.

Amend and Restated Certificate of Incorporation

Each additional share of Common Stock authorized by the amendment to Article Three of our Amended and Restated Certificate of Incorporation, a copy of which is included in Annex A to this Information Statement, has the same rights and privileges as each share of Common Stock currently authorized. Stockholders have no preemptive rights with respect to the Company’s Common Stock and the issuance of Common Stock, other than on a pro-rata basis, would result in dilution of a stockholder’s interest.

Upon the effectiveness and on the date that is twenty days following the mailing of this Information Statement, the Board shall have the Amended and Restated Certificate of Incorporation filed with the State of Delaware in order to effect the increase in authorized shares of Common Stock.

Advantages, Disadvantages and Effects of the Proposed Increase in the Authorized Common Stock

In addition to the foregoing, in our efforts to further our business, our Board intends to seek to complete additional financings in the near future. However, at this time we do not have any specific plans to issue any additional shares. Our Board believes that when we pursue additional financings or if and when we pursue a business transaction, having additional authorized capital available for issuance in the future will give us flexibility and may allow such shares to be issued without the expense and delay of another shareholder meeting.

Additionally, at this time, the increase in authorized shares of common stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

Further, there are certain advantages and disadvantages of an increase in our authorized stock. The advantages include, among others, the ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions, and to have shares of our capital stock available to pursue business expansion opportunities, if any. The disadvantages include, among others, the issuance of additional shares of our capital stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences. In addition, shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future and, therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing shareholders.

Authorized, but unissued shares of common stock, may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying stock dividends to stockholders, raising capital, providing equity incentives to employees, officers, directors, and service providers, and entering into transactions that the Board believes provide the potential for growth and profit. Although, except as discussed herein, we presently have no plan, commitment, arrangement, understanding or agreement to issue additional shares of common stock (except pursuant to employee benefit plans or outstanding derivative securities), the Company may, in the future, issue common stock in connection with the activities described above or otherwise.

The increase in the authorized shares of Common Stock will not have any immediate effect on the rights of existing shareholders. However, as discussed above, if the shareholders approve the proposed amendment, our Board may cause the issuance of additional shares without further vote of our shareholders. These future issuances may be dilutive to our current common shareholders and may cause a reduction in the market price of our common stock. Current holders of common stock do not have preemptive or similar rights which means that current shareholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership. The issuance of additional shares of common stock would decrease the proportionate equity interest of our current shareholders and could result in dilution to our current shareholders.

As discussed above, the proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this action. For example, in the event of a hostile attempt to obtain control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of common stock, which would dilute the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of the Company, and our Board has not presented this Action with the intent that it be utilized as a type of anti-takeover device.

Dissenter’s Rights of Appraisal

Neither the DGCL nor our Articles of Incorporation or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the Action discussed in this Information Statement

ACTION II – DECREASE IN PREFERRED STOCK PAR VALUE
AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF THE PREFERRED STOCK

The Board has determined that in order to: (ii) provide additional flexibility with respect to the Company’s Preferred Stock; (ii) to provide consistency with the par value of the Company’s Common Stock; and (iii) to possibly result in a favorable impact on the amount of annual franchise taxes that the Company is obligated to pay, that it was beneficial to reduce the par value of the Company’s Preferred Stock from $10.00 per share to $0.01 per share.

“Par Value” is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the concept of par value and the stated capital of a company were to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, Delaware (as well as most states) permits the issuance of shares without par value and most newly-formed companies have no par value or a minimal par value shares.

Purpose of the Decrease in Preferred Stock Par Value

On June 10, 2014 and June 18, 2014, respectively, the Company’s Board and the Majority Stockholders approved a resolution authorizing the Company to amend the Company’s Certificate of Incorporation to change the par value of the Company’s Preferred Stock from $10.00 per share to $0.01 per share. The Board believes that by reducing the Preferred Stock par value to $0.01 per share it will provide the Company with additional flexibility with respect to transactions effected with the Preferred Stock, that the reduction will provide consistency with the par value of the Company’s Common Stock, which par value is $0.01 and that it may result in a reduction in the amount of annual franchise taxes that the Company is obligated to pay. Delaware franchise taxes are based on a formula that takes into account par value per share in the calculation of taxes due.

Amended Certificate of Incorporation

The Preferred Stock par value shall be changed by amendment to Article Three of our Amended and Restated Certificate of Incorporation, a copy of which is included in Annex A to this Information Statement. Upon the effectiveness and on the date that is twenty days following the mailing of this Information Statement, the Board shall have the Amended and Restated Certificate of Incorporation filed with the State of Delaware in order to effect the Decrease in Preferred Stock Par Value.

ACTION III -- APPROVAL AND ADOPTION OF THE VERITEQ CORPORATION 2014 STOCK INCENTIVE PLAN

The 2014 Stock Plan was adopted by our Board on June 10, 2014 and our Majority Stockholders on June 18, 2014. The complete text of the 2014 Stock Plan is set forth in Annex B to this Information Statement, and Stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex B.

Reasons for Adoption of the 2014 Stock Plan

The 2014 Stock Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The 2014 Stock Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The Company obtained Stockholder approval of the material terms of the 2014 Stock Plan to qualify incentive stock awards under the 2014 Stock Plan for favorable tax treatment and to achieve application of the qualified performance-based compensation exception to the Section 162(m) deduction limitation. Approval of the 2014 Stock Plan ensures that we are able to receive tax deductions for the full amount of performance-based compensation paid to officers and other employees in the form of stock options, certain restricted stock awards and other types of stock-based payments under the 2014 Stock Plan. One of the requirements for performance-based compensation is that the corporation’s stockholders must approve the material terms of the performance-based compensation. The material terms that must be approved include (1) the employees eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.

The following is a summary of the material terms of the 2014 Stock Plan.

Description of the 2014 Stock Plan, Subject to Stockholder Approval

The following summary of the 2014 Stock Plan is qualified in its entirety by the terms of the 2014 Stock Plan, which are attached to this Information Statement as Annex B.

Purpose.

The purposes of the 2014 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the long-term success of its business and to link participants’ directly to stockholder interests through increased stock ownership.

Awards.

The 2014 Stock Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The Board may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the 2014 Stock Plan, but may not offer the material terms of the 2014 Stock Plan.

Stock Subject to the 2014 Stock Plan.

Under the 2014 Stock Plan, the aggregate number of shares of Common Stock that may be subject to awards under the 2014 Stock Plan, subject to adjustment upon a change in capitalization, is 50,000,000 shares, or 10% of the current number of authorized shares of the Company’s Common Stock. The aggregate number of shares of Common Stock that may be subject to awards under the 2014 Stock Plan will automatically increase by 10% on January 1 of each year hereafter until January 1, 2019, after which point no further increases will occur without amendment to the plan as provided therein. Such shares of Common Stock may be authorized, but unissued, or reacquired shares of Common Stock. Shares of Common Stock that were subject to 2014 Stock Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the 2014 Stock Plan.

Administration.

The 2014 Stock Plan may be administered by the Compensation Committee, or a committee designated by the Board consisting of only “outside directors,” or the Committee. The Board may require that the Committee be constituted to comply with Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or both. Subject to the provisions of the 2014 Stock Plan, the Committee has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

Eligibility.

The 2014 Stock Plan provides that the Committee may grant awards to our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately 13 employees and 4 non-employee directors who would be potentially eligible for awards under the 2014 Stock Plan. The Committee may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Committee selects the grantees and determines the number of shares of Common Stock to be subject to each award. In making such determination, the Committee shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Committee may not grant to any employee, in any fiscal year, stock options to purchase more than 7,000,000 shares of Common Stock.

Maximum Term and General Terms and Conditions of Awards.

The maximum term of any stock option granted under the 2014 Stock Plan generally may not exceed ten years.

Each award granted under the 2014 Stock Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:

(a)     Termination of Employment or Consulting Relationship. If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Committee (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b)     Disability. If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c)     Death. If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(d)     Termination for Cause. If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the 2014 Stock Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.

(e)     Termination by Employer Not for Cause. If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to Termination by Employer Not For Cause will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(f)     Retirement of Grantee. If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.

(g)     Nontransferability of Awards. Generally, an award granted under the 2014 Stock Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.

Terms and Conditions of Options.

Each option granted under the 2014 Stock Plan is subject to the following terms and conditions:

(a)     Exercise Price. The Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the Common Stock on the date the option is granted. The 2014 Stock Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.

(b)     Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Committee. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to us.

(c)     Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option is determined by the Committee and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Committee, promissory note, other shares of our Common Stock, or any other legally permissible form of consideration as may be provided in the 2014 Stock Plan and the Award Agreement.

(d)     Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e)     Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the 2014 Stock Plan as may be determined by the Committee. Shares of Common Stock covered by options which have terminated and which were not exercised prior to termination will be returned to the 2014 Stock Plan.

Stock Appreciation Rights.

The Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price for each share of Common Stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of Common Stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 2,000,000 shares of Common Stock.

Restricted Stock Awards.

The Committee may grant awards of restricted shares of Common Stock in such amount and upon such terms and conditions as the Committee specifies in the award agreement. The Committee may or may not grant awards of performance-based restricted stock.

Restricted Stock Other Than Performance-Based Restricted Stock.

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Committee. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the 2014 Stock Plan.

In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Committee determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Committee in its sole discretion selects.

Performance-Based Restricted Stock.

The Committee may make grants of performance-based restricted stock to employees and consultants. The Committee has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Committee can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) our revenue growth; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Committee certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Committee may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Committee at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the 2014 Stock Plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Committee. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 7,000,000 performance-based restricted shares may be granted to a grantee in any calendar year.

Performance Units and Performance Shares.

The Committee may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Committee specifies in the award agreement. The Committee will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of Common Stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of Common Stock or a combination of cash and shares of Common Stock.

Cash Awards.

The Committee may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $100,000 or 100% of the grantee’s cash compensation for such fiscal year. The Committee may grant cash awards intended to be performance-based, using the same criteria applicable to performance-based restricted stock.

Other Stock Based Awards.

The Committee may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Committee. Such awards many include the grant of shares of Common Stock based on certain conditions, the payment of cash based on the performance of our Common Stock and the grant of securities convertible into shares of Common Stock.

Adjustment upon Changes in Capitalization.

In the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in the number of shares effected without our receipt of consideration, an appropriate adjustment shall be made by the Board in: (i) the number of shares of Common Stock subject to the 2014 Stock Plan; (ii) the number and class of shares of Common Stock subject to any award outstanding under the 2014 Stock Plan; and (iii) the exercise price of any such outstanding award. The determination of the Board as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction in most cases. Generally, a Change in Control means the acquisition by any third-party person, of 50 percent or more of our combined voting power then outstanding securities. In the event of a Change in Control, in addition to the above, the Committee, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.

Amendment and Termination of the 2014 Stock Plan.

The Board may, at any time, amend, alter, suspend or terminate the 2014 Stock Plan. We must obtain Stockholder approval of any amendment to the 2014 Stock Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our Common Stock is listed or quoted). No amendment or termination of the 2014 Stock Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the 2014 Stock Plan shall terminate on June 10, 2024. Any awards outstanding under the 2014 Stock Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

As previously stated, pursuant to the 2014 Stock Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.

An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of Common Stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of Common Stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of Common Stock at the first time the shares of Common Stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.

At the discretion of the Committee, the 2014 Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.

We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our Stockholders. We have structured the 2014 Stock Plan with the intention that compensation resulting from awards under the 2014 Stock Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the Stock Plan by our Stockholders. The Majority Stockholders approved the Stock Plan by written consent in lieu of a meeting on June 18, 2014.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the 2014 Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Plan Benefits under the Stock Plan

Because future awards under the 2014 Stock Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and the “Outstanding Equity Awards as of December 31, 2013,” table in our annual report on Form 10-K for the fiscal year ended December 31, 2013.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2012 and 2013 by:

●	each person who served as our chief executive officer in 2013;
●	each person who served as our chief financial officer in 2013; and
●	our other most highly compensated executive officer who was serving at December 31, 2013.

We had no other executive officers during any part of 2013. We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(6)	Option Awards(7)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Scott R. Silverman (1)	2013	$330,000	$430,000	$—	$537,007	$—	$54,731	(8)	$1,351,738
Chief Executive Officer	2012	300,000	300,000	—	—	—	47,595	(9)	647,595
Randolph K. Geissler(2)	2013	$200,000	$275,000	$1,350,000	$537,007	$—	$—		$2,362,007
President	2012	66,667	—	—	—	—	—		66,667
Daniel E. Penni (3)	2013	$—	$—	$—	$—	$—	$—		$—
Former Interim Chief Executive Officer and President	2012	—	—	—	—	—	—		—
Lorraine M. Breece (4)	2013	$142,700	$50,000	$—	$—	$—	$2,629	(10)	$195,329
Former Chief Financial Officer	2012	140,000	25,000	—	3,347	—	4,077	(11)	172,424
L. Michael Haller (5)	2013	$50,000	$—	$—		$—	$18,646	(12)	$68,646
Former Chief Executive Officer and President	2012	52,658	—	—	76,085	—	427	(13)	129,170

(1)

Mr. Silverman was hired as our chief executive officer on July 8, 2013 in connection with the Share Exchange. Under the terms of the Share Exchange VAC was treated as the accounting acquirer and, accordingly, we have included Mr. Silverman’s compensation in the table above for the twelve months ended December 31, 2013 and 2012. Mr. Silverman founded VAC, in December 2011. The portion of Mr. Silverman’s salary, bonus and option award earned by him from January 1, 2013 to July 7, 2013 was $171,875, $171,875 and $537,007, respectively. A portion of the 2013 Other Compensation was also earned by Mr. Silverman prior to the Share Exchange as noted in footnote 8 below.

(2)

Mr. Geissler was hired as our president on July 8, 2013 in connection with the Share Exchange. Under the terms of the Share Exchange VAC was treated as the accounting acquirer and, accordingly, we have included Mr. Geissler’s compensation in the table above for the twelve months ended December 31, 2013 and for the period September 1 to December 31, 2012. Mr. Geissler was hired by VAC, effective September 1, 2012. The portion of Mr. Geissler’s salary, bonus and option award earned by him from January 1, 2013 to July 7, 2013 was $104,167, $104,167 and $537,007, respectively.

(3)

Mr. Penni was interim chief executive officer and president from January 31, 2012 to August 23, 2012 and from May 3, 2013 to July 7, 2013. Mr. Penni was also chairman of the Board of Directors during 2012 and from January 1, 2013 to July 7, 2013, and earned $45,935 of director fees for 2013, and $81,000 of director fees in 2012. In addition, Mr. Penni received 3,333 stock options in September 2012 for his services as a director. The option award was valued at $6,695 on the date of grant. These director fees and option award are not included in the compensation table above as the fees and options were awarded to Mr. Penni in his capacity as a member of our board of directors. Mr. Penni did not receive any compensation for his service as our interim chief executive officer and president during 2012 or 2013. Mr. Penni continues to serve as a member of our board of directors.

(4)	Ms. Breece served as our chief financial officer from August 1, 2011 to January 30, 2014. Effective January 31, 2014, Mr. Krawitz was appointed our chief legal and financial officer.

(5)	Mr. Haller was appointed as chief executive officer effective August 23, 2012, and resigned as chief executive officer effective May 3, 2013.

(6)

Mr. Geissler was granted 858,747 shares of restricted stock on January 1, 2013 under the terms of his employment agreement. The amount of compensation reflects the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718. Also see the Outstanding Equity Awards Table as of December 31, 2013 presented on page 15 of this report.

(7)

Messrs. Silverman and Geissler were each granted 381,655 stock options during 2013. The amount of compensation reflects the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding the option awards, refer to Note 7 to our acompanying consolidated financial statements, which are included elsewhere in this report. Also see the Outstanding Equity Awards Table as of December 31, 2013 presented on page 15 of this report.

(8)

Amount represents payments made for Mr. Silverman in 2013 in connection with Mr. Silverman’s employment agreement as follows: $37,500 for reimbursement of unallocable expenses, $5,000 for medical expense reimbursement, $3,587 for disability insurance, $1,238 for life insurance, $5,936 for personal use of a company car, and $1,470 for cellular telephone and internet service. As discussed in footnote 1 above, the following amounts were earned by Mr. Silverman during the period January 1 to July 7, 2013: $22,500 for reimbursement of unallocable expenses, $619 for life insurance, $1,716 for personal use of a company car, and $1,208 for cellular telephone and internet service.

(9)

Amount represents payments made for Mr. Silverman in 2012 as follows: $45,000 for reimbursement of unallocable expenses, $309 for life insurance, $1,098 for personal use of a company car, and $1,188 for cellular telephone and internet service.

(10)	Amount represents $2,629 for Ms. Breece’s cellular telephone and internet services paid for during 2013.

(11)	Amount represents $4,077 for Ms. Breece’s cellular telephone and internet services paid for during 2012.

(12)

Amount represents $10,000 of severance paid to Mr. Haller under the terms of an amendment to his employment agreement, which is more fully discussed below under section titled “Executive Employment Arrangements with Former Named Executive Officers.” During 2013, Mr. Haller was also paid $7,951 for accrued vacation hours and $695 for cellular telephone and internet services.

(13)	Amount represents $427 for Mr. Haller’s cellular telephone and internet services paid for during 2012.

Our 2013 and 2012 Incentive and Recognition Policies

We did not establish an incentive and recognition plan for our named executive officers for 2012 and 2013.

 Outstanding Equity Awards as of December 31, 2013

The following table provides information as of December 31, 2013 regarding unexercised stock options and restricted stock awards granted to each of our named executive officers by us.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Scott R. Silverman
	729				$972.00	01/25/2014
	2,917				$588.00	02/18/2014
	1,167				$871.20	02/25/2015
	817				$962.40	03/07/2015
	2,333				$559.20	06/14/2016
	190,833				$0.05	03/16/2020
	190,833				$0.05	12/09/2021
		381,665	(1)		$1.57	02/07/2018
Randolph Geissler
	127,222				$0.05	03/16/2020
		381,665	(1)		$1.57	02/07/2018
							858,747	(2)	$1,966,531
Lorraine M. Breece	583				$266.40	08/15/2017
	15				$360.00	06/20/2018
	15				$768.00	06/20/2018
	21				$360.00	06/20/2018
	278				$15.60	12/12/2018
	1,667				$2.10	09/09/2022
Daniel E. Penni
	417	—		—	$328.80	07/02/2015
	115	—		—	$360.00	06/20/2018
	42	—		—	$768.00	06/20/2018
	833	—		—	$15.60	12/12/2018
	417	—		—	$32.40	10/01/2019
	3,333	—		—	$2.10	09/09/2022
L. Michael Haller(1)
	—	—	(3)	—	$—	—

(1)	Stock options vested on January 1, 2014
(2)	Restricted stock vests on January 1, 2015
(3)	Mr. Haller resigned as president, chief executive officer and director of the Company effective May 3, 2013.

2013 Option Exercises and Stock Vested

None of our named executive officers exercised options during the year ended December 31, 2013. On January 25, 2013, 42 shares of restricted stock vested for Mr. Penni.

Executive Employment Arrangements with Former Named Executive Officers

Our 2013 and 2012 Incentive and Recognition Policies

We did not establish an incentive and recognition plan for our named executive officers for 2012 and 2013.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change in Control

We had entered into employment agreements with certain of our former named executive officers that required us to make payments upon termination or a change in control of the Company. These arrangements are discussed below in the section “Executive Employment Arrangements with Former Named Executive Officers.”

We have entered into employment agreements with Messrs. Silverman, Geissler and Krawitz. Previously, Messrs. Silverman and Geissler had employment agreements with VAC.

Scott R. Silverman Employment Agreements

Effective January 1, 2012, Mr. Scott R. Silverman entered into the Employment and Non-Compete Agreement, or the 2012 Employment Agreement, with VAC. The 2012 Employment Agreement terminated five years from the effective date. The 2012 Employment Agreement provided for an annual base salary in 2012 of $300,000 with minimum annual increases of 10% of the base salary and an annual bonus equal to the annual base salary then in effect. Mr. Silverman was also entitled to an annual non-allocable expense payment of $45,000 each year and other fringe benefits. If Mr. Silverman’s employment was terminated prior to the expiration of the term of the 2012 Employment Agreement, Mr. Silverman was to receive (i) all earned but unpaid salary and bonuses; (ii) the greater of the base salary from the date of termination through December 31, 2016 or two times the base salary; and (iii) the average bonus paid by us to Mr. Silverman for the last three full calendar years (or such lesser time period if the 2012 Employment Agreement was terminated less than three years from the effective date), plus certain fringe benefits required to be paid by us. In addition, the 2012 Employment Agreement contained a change of control provision that provided for the payment of five times the then current base salary and five times the average bonus paid to Mr. Silverman for the three full calendar years immediately prior to the change of control, as defined in the 2012 Employment Agreement. Any outstanding stock options and restricted stock held by Mr. Silverman as of the date of his termination or a change of control became vested and exercisable as of such date, and remained exercisable during the remaining life of the option. Mr. Silverman’s 2012 Employment Agreement was terminated effective July 8, 2013 at which time Mr. Silverman entered into a new employment agreement effective with the closing of Share Exchange, which was amended and restated on November 14, 2013, or the Silverman Employment Agreement, appointing Mr. Silverman as our chairman and chief executive officer, effective as of July 8, 2013 until December 31, 2016. Under the Silverman Employment Agreement, Mr. Silverman will receive a base salary of $330,000, which base salary will be reviewed annually and is subject to a minimum increase of 5% per calendar year during each year of the term. Accordingly, Mr. Silverman’s base salary was increased to $346,500 beginning January 1, 2014. During the term, Mr. Silverman will be eligible to receive an annual bonus, based on performance metrics and goals as determined annually by the Board of Directors, with the amount of such bonus to be determined based upon the annual objectives determined by the compensation committee of the Board of Directors, but in no event to be less than 100% of earned base salary for the applicable year. The bonus shall be paid in cash or, if Mr. Silverman and the Company agree at the time, using shares of the Company’s common stock, at a valuation equal to fair market value.  On January 30, 2014, the compensation committee of the board of directors authorized a discretionary bonus in the amount of $100,000 to be paid to Mr. Silverman. This discretionary bonus is in addition to Mr. Silverman’s minimum bonus for 2013 under the terms of his employment agreement. The discretionary bonus shall be accrued. It will be paid in cash after the compensation committee determines we have adequate working capital to make such payments, or, if we are permitted to do so without triggering a reset provision on any outstanding warrants and the applicable employee so elects, in shares of our common stock, in which case the amount of the bonus would be increased by 25%.

Under the Silverman Employment Agreement, VC agreed to satisfy certain currently unpaid contractual obligations under Mr. Silverman’s December 2012 Employment Agreement aggregating $912,116, or the Silverman Contractual Obligations, if VC receives gross proceeds of an aggregate of $3,000,000 in cash in any capital investment or capital raise or series of capital investments or capital raises. The Silverman Contractual Obligations shall be payable as follows: (i) one-third (1/3rd) in cash and (ii) two-thirds (2/3rds) in shares of restricted VC common stock, based on the closing price of a share of VC’s common stock on the closing date of the investment.

If Mr. Silverman’s employment is terminated prior to the expiration of the term, certain payments become due. In the event Mr. Silverman is terminated with cause or he terminates for any reason other than good reason, Mr. Silverman is entitled to receive (i) earned or accrued but unpaid, base salary, through the date of termination, (ii) any bonus earned or accrued and vested, but unpaid, (iii) the economic value of the employee’s accrued, but unused, vacation time, and (iv) any unreimbursed business expenses incurred by the employee (collectively, the “Accrued Obligations”). In the event Mr. Silverman is terminated without cause or he terminates for good reason, or upon his death, Mr. Silverman is entitled to receive the Accrued Obligations and a termination payment equal to his base salary from the date of termination through December 31, 2016, (or two years whichever is longer) plus bonus for such period, with such bonus being determined based upon the time remaining between the date of termination and December 31, 2016 (or two years, whichever is longer) and with the rate of bonus to be based upon the average annual bonus paid by the Company to Mr. Silverman over the last three (3) full calendar years (or if the Agreement is terminated before Mr. Silverman has been employed by the Company for three (3) full calendar years, for purposes of calculating the average Annual Bonus, the Company will use 100% of Mr. Silverman’s base salary as the annual bonus) plus certain benefits as set forth in the Silverman Employment Agreement.

In addition, the Silverman Employment Agreement contains a change of control provision that provides for the payment of 299% of Mr. Silverman’s base salary plus 299% of the average annual bonus paid over the last three (3) full calendar years (or 60% of base salary if the Silverman Employment Agreement is terminated before Mr. Silverman has been employed for three full years). Any outstanding stock options and unvested restricted stock held by Mr. Silverman as of the date of termination (other than for cause or by Mr. Silverman without good reason) or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. In the event Mr. Silverman is terminated for cause or terminates without good reason, any unvested options and restricted stock awards shall terminate and all vested options shall remain exercisable for a period of ninety (90) days. The Silverman Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through eighteen months from the date the Silverman Employment Agreement is terminated.

Randolph Geissler Employment Agreements

On January 2, 2013, VAC entered into an employment agreement with our president, Mr. Randolph Geissler with an effective date of September 1, 2012, or the Geissler 2012 Agreement. The Geissler 2012 Agreement called for an annual base salary of $200,000 and discretionary annual and incentive bonuses. The term of the Geissler 2012 Agreement was two years from the effective date and could be extended by mutual consent of the parties. The Geissler 2012 Agreement also provided for the issuance on January 2, 2013 of 4.5 million restricted shares of our common stock, which vested the earlier of January 2, 2015 or a change of control of VAC. Payments of compensation under the Geissler 2012 Agreement commenced within 30 days of VAC receiving a capital investment from any third party in excess of $5.0 million, the first payment of which was to be retroactive to September 1, 2012 and included any and all sums due and owing to Mr. Geissler at that time. Upon termination of the Geissler 2012 Agreement by Mr. Geissler or us, Mr. Geissler was entitled to receive any earned but unpaid salary and bonuses and all outstanding stock options and restricted stock was to be forfeited. Upon termination of the agreement by us without cause, Mr. Geissler was also entitled to receive certain fringe benefits through December 2014. Upon a change of control as defined in the agreement, Mr. Geissler was entitled to receive any earned but unpaid salary and bonuses and any outstanding stock options and restricted stock was to vest and the stock options were to remain exercisable through the life of the option. The Geissler 2012 Agreement was terminated effective July 8, 2013 at which time Mr. Geissler entered into a new employment agreement effective with the closing of Share Exchange, which was amended and restated on November 14, 2013, or the Geissler Employment Agreement appointing Mr. Geissler as president of VC, effective as of July 8, 2013. The Geissler Employment Agreement is for a term of two (2) years and is renewable for additional one (1) year periods upon mutual agreement. Under the Geissler Employment Agreement, Mr. Geissler will receive a base salary of $200,000, which base salary will be reviewed annually and is subject to a minimum increase of 5% per annum each calendar year. Accordingly, Mr. Geissler’s salary was increased to $210,000 beginning January 1, 2014. Mr. Geissler is eligible to receive an annual bonus, based on performance metrics and goals as determined annually by the Board of Directors, with the amount of such bonus to be determined based upon the annual objectives determined by the compensation committee of the Board of Directors, but in no event to be less than 100% of earned base salary for the applicable year. The bonus shall be paid in cash or, if Mr. Geissler and the Company agree at the time, using shares of the Company’s common stock, at a valuation equal to fair market value. On January 30, 2014, the compensation committee of the board of directors authorized a discretionary bonus in the amount of $75,000 to be paid to Mr. Geissler. This discretionary bonus is in addition to Mr. Geissler’s minimum bonus for 2013 under the terms of his employment agreement. The discretionary bonus shall be accrued. It will be paid in cash after the compensation committee determines we have adequate working capital to make such payments, or, if we are permitted to do so without triggering a reset provision on any outstanding warrants and the applicable employee so elects, in shares of our common stock, in which case the amount of the bonus would be increased by 25%.

Mr. Geissler is also entitled to the following: (i) the Company shall, at its option, either lease for Mr. Geissler an automobile, or reimburse Mr. Geissler for the lease or financing payments incurred by Mr. Geissler’s on his automobile, the amount of such reimbursement to be reasonably comparable to 75% of the current cost on the automobile then being provided to the Company’s CEO. The Company shall reimburse car-related expenses; (ii) the Company shall, at its option, either provide to Mr. Geissler disability insurance that provides standard disability coverage and terms, in an amount of at least equal to $15,000 per month until age 65, or reimburse Mr. Geissler for the premium payments incurred by him for disability insurance coverage for himself, the amount of such reimbursement to be reasonably comparable to the current cost of his disability insurance; (iii) the Company shall provide comprehensive health insurance as it provides to other executives and employees; (iv) reimbursement for expenses related to business attire in an amount not to exceed $950 per month; and (v) if the Company elects to secure a key man life insurance policy on the life of Mr. Geissler, it will provide a split-dollar policy.

Under the Geissler Employment Agreement, the Company agreed to satisfy certain currently unpaid contractual obligations under Mr. Geissler’s January 2, 2013 employment agreement of $166,666, or the Geissler Contractual Obligations, if VC receives gross proceeds of an aggregate of $3,000,000 in cash in any capital investment or capital raise or series of capital investments or capital raises. The Geissler Contractual Obligations shall be payable as follows: (i) one-third (1/3rd) in cash and (ii) two-thirds (2/3rds) in shares of restricted VC common stock, based on the closing price of a share of VC’s common stock on the closing date of the investment.

If Mr. Geissler’s employment is terminated for cause or he terminates for any reason other than good reason, Mr. Geissler is entitled to receive the Accrued Obligations. In the event Mr. Geissler is terminated without cause or he terminates for good reason, or termination upon his death, Mr. Geissler is entitled to receive the Accrued Obligations and a termination payment equal to one times his base salary plus the previous year’s bonus, but no less than one times his base salary. In the event that Mr. Geissler is terminated as a result of a change in control, Mr. Geissler is entitled to receive the Accrued Obligations and a termination payment equal to two times his base salary, plus the previous year’s bonus, but no less than two times his base salary. Any termination payment shall be payable to Mr. Geissler in cash, or if Mr. Geissler agrees, in shares of the Company’s common stock valued at market value. Any outstanding stock options and unvested restricted stock held by Mr. Geissler as of the date of termination (other than for cause or by Mr. Geissler without good reason) or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. In the event Mr. Geissler is terminated for cause or terminates without good reason, any unvested options and restricted stock awards shall terminate and all vested options shall remain exercisable for a period of ninety (90) days. The Geissler Employment Agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through one year from the date the Geissler Employment Agreement is terminated.

Michael E. Krawitz Employment Agreement

Effective January 31, 2014, we entered into an employment agreement with Michael Krawitz to serve as our Chief Legal and Financial Officer, or the Krawitz Employment Agreement. The Krawitz Employment Agreement is for an initial term of two (2) years and is renewable for additional one (1) year terms upon mutual agreement of the parties. Under the Krawitz Employment Agreement, Mr. Krawitz will receive a base salary of $210,000, which base salary will be reviewed annually by the compensation committee and is subject to a minimum increase of 5% per annum, with the first increase to be effective on January 1, 2015. Mr. Krawitz is also entitled to (i) disability insurance or reimbursement of disability insurance in an amount at least equal to $15,000 per month until age 65; (ii) health insurance; (iii) an automobile or reimbursement of lease or financing payments incurred, the amount of such reimbursement to be reasonably comparable to 75% of the current cost of the automobile being provided to our Chief Executive Officer; and (iv) life insurance. During the term of the Krawitz Employment Agreement, Mr. Krawitz is eligible to receive an annual bonus based on performance metrics and goals as determined annually by the Company’s Board of Directors, with the amount of such bonus to be determined based upon annual objectives determined by the compensation committee of the Board of Directors, but in no event will be less than 100% of Mr. Krawitz’s earned base salary for the applicable year.

If Mr. Krawitz’s employment is terminated prior to the expiration of the term, certain payments become due. In the event Mr. Krawitz is terminated with cause or he terminates for any reason other than good reason, Mr. Krawitz is entitled to receive (i) earned or accrued but unpaid, base salary, through the date of termination, (ii) any bonus earned or accrued and vested, but unpaid, (iii) the economic value of the employee’s accrued, but unused, vacation time, and (iv) any unreimbursed business expenses incurred by the employee, collectively, the Krawitz Accrued Obligations. In the event Mr. Krawitz is terminated without cause or he terminates for good reason, Mr. Krawitz is entitled to receive the Krawitz Accrued Obligations and a termination payment equal to his base salary plus the previous year’s bonus (but no less than one times his base salary). In the event that Mr. Krawitz is terminated as a result of a change in control, Mr. Krawitz is entitled to receive any Krawitz Accrued Obligations and a termination payment equal to two times his base salary, plus the previous year’s bonus, but no less than two times his base salary. Any outstanding stock options and unvested restricted stock held by Mr. Krawitz as of the date of termination (other than for cause or by Mr. Krawitz without good reason) or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. In the event Mr. Krawitz is terminated for cause or terminates without good reason, any unvested options and restricted stock awards shall terminate and all vested options shall remain exercisable for a period of ninety (90) days. The Krawitz Employment Agreement also contains noncompete provisions which are effective from the date of employment through one year from the date the Krawitz Employment Agreement is terminated.

A discussion of an employment agreement with our former named executive officer, Mr. Haller, follows:

L. Michael Haller

On August 23, 2012, the board of directors selected and approved L. Michael Haller to be our CEO, president and a director. In connection with Mr. Haller’s appointment, we entered the Original Employment Agreement, which provided that Mr. Haller would receive a base salary of $150,000. The Original Employment Agreement also provided that, if we terminated Mr. Haller’s employment without cause or Mr. Haller terminated his employment for good reason, Mr. Haller would receive a severance payment equal to the sum of one times his base salary. In addition, on August 27, 2012, Mr. Haller was granted stock options to purchase 333,333 shares of our common stock, with an exercise price of $1.50 per share of which 66,666 vested on August 27, 2012 and were granted as a signing bonus. The remaining 266,667 options were performance-based and would vest upon achievement of specified targets. The stock options, which were granted outside of the company’s stock option plans as an inducement to employment, had an expiration date of August 26, 2022.

Unvested stock options held by Mr. Haller would become fully vested and exercisable on a pro-rata basis to the extent that Mr. Haller had achieved some or all of the applicable incentive targets as outlined for each unvested Tranche upon any termination of employment by us without cause, or by Mr. Haller for good reason or due to Mr. Haller’s disability or death, which occurred at least six months after the effective date of the Original Employment Agreement and would remain exercisable for a period of 60 (sixty) days following any such termination (subject to earlier expiration of the original option term). Upon any termination of employment by us for cause, by Mr. Haller for any reason other than good reason, or Mr. Haller terminated his employment for any reason, all unvested options terminated immediately.

In the event of a change in control, as defined in the agreement, all unvested stock options would immediately accelerate and become vested. The Original Employment Agreement also contained non-compete and confidentiality provisions, and also included a commitment to nominate and support Mr. Haller and one additional person named by Mr. Haller for election to the board of directors, subject to stockholder election.

Effective May 3, 2013, we entered into the Amendment to Employment Agreement with Mr. Haller, which amended and terminated the Original Employment Agreement. Under the terms of the Amended Employment Agreement: (i) Mr. Haller resigned as the Company’s Chief Executive Officer, President and director upon the closing of the sale of the Company’s mobile game application business on May 3, 2013, (ii) the Company paid Mr. Haller all accrued but unpaid obligations due under the Original Employment Agreement plus a cash lump sum of $10,000 in lieu of any severance or similar payments that might have been required under the Original Employment Agreement, (iii) the Company waived the non-compete and non-solicitation provisions contained in the Original Employment Agreement, and (iv) both parties mutually agreed to release each other from any other claims that they may have against each other. The Amended Employment Agreement further stated that Mr. Haller’s stock option to purchase 66,666 shares of the Company’s common stock at $1.50 per share, which vested on August 27, 2012, may be exercised for a period of sixty (60) days following the effective date of the Amended Employment Agreement. Mr. Haller did not exercise these options and, accordingly, they expired on July 2, 2013. In addition, Mr. Haller’s stock options to purchase up to 266,667 shares, which were not vested as of the date of the Amended Employment Agreement, were forfeited as of such date.

 2013 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Scott R. Silverman(1)	$—	$—	$—	$—	S	$—	$—
Barry Edelstein(2)	6,500	—	—	—	—	—	6,500
Michael Krawitz(3)	6,500	—	—	—	—	—	6,500
Shawn Wooden(4)	6,500	—	—	—	—	—	6,500
Daniel E. Penni(5)	45,935	—	—	—	—	—	45,935
Dennis G. Rawan(6)	23,400	—	—	—	—	—	23,400
Joseph J. Grillo(7)	—	—	—	—	—	—
L. Michael Haller(1)	—	—	—	—	—	—	—

(1)

Mr. Silverman and Mr. Haller did not receive any compensation as directors. See section “Executive Compensation” for details regarding their compensation as executive officers for 2013. Mr. Haller resigned from the company effective May 3, 2013.

(2)	As of December 31, 2013, Mr. Edelstein held options to purchase 40,500 shares of our common stock. Mr. Edelstein was appointed a director on July 8, 2013.
(3)

As of December 31, 2013, Mr. Krawitz held options to purchase 76,334 shares of our common stock. Mr. Krawitz was appointed a director on July 8, 2013.  Mr. Krawitz was appointed our chief legal and financial officer effective January 31, 2014.

(4)	As of December 31, 2013, Mr. Wooden held options to purchase 38,167 shares of our common stock. Mr. Wooden was appointed a director on July 8, 2013.
(5)	As of December 31, 2013, Mr. Penni held options to purchase 5,156 shares of our common stock. Mr. Penni served as the chairman of our board of directors from January 1 to July 7, 2013.
(6)	As of December 31, 2013, Mr. Rawan held options to purchase 4,583 shares of our common stock. Mr. Rawan resigned as a director effective July 7, 2013.
(7)	As of December 31, 2013, Mr. Grillo held options to purchase 13,604 shares of our common stock. Mr. Grillo resigned as a director effective July 7, 2013.

Prior to the Share Exchange, the compensation committee of our board of directors determined that the annual compensation for outside directors for 2013 was as follows: (i) $7,200 per quarter for board service, (ii) an additional $3,600 and $1,800 per quarter for service as the audit and governance committee chair and the compensation committee chair, respectively, (iii) an additional $900 per quarter for service as a member of the audit and governance committee and the compensation committee, and (iv) $17,550 per quarter for service as the chairman of our board of directors. Subsequent to the Share Exchange, the compensation committee of our board of directors revised the annual compensation for directors as follows: No fees were paid for the period July 8 to September 30, 2013. Beginning October 1, 2013, the fees are as follows: (i) $5,000 per quarter for board service; and (ii) an additional $1,500 per quarter for service as chairman of a board committee. Reasonable out of pocket travel expenses are reimbursed when incurred. Directors who are not also executive officers are not eligible to participate in any of our other benefit plans. Mr. Penni who served as our interim chief executive and president officer from May 3, 2013 to July 7, 2013 did not participate in any of our other benefit plans, nor was he being compensated for serving as our president and interim chief executive officer, but he was being compensated for his services as chairman of our board of directors.

None of our directors exercised options during the year ended December 31, 2013. On January 25, 2013, 42 shares of restricted stock vested for Messrs. Penni and Rawan each.

Stock Option and Other Compensation Plans

Stock Options and Other Awards Granted under the 1999 Flexible Stock Plan, the 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan.

The 1999 Flexible Stock Plan, the 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan, or the Digital Angel Plan, are long-term plans designed to link rewards with stockholder value over time. Stock options are granted to aid in the retention of employees and to align the interests of employees with stockholders. The value of the stock options to an employee increases as the price of our stock increases above the fair market value on the grant date, and the employee must remain in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ.

The 2003 Flexible Stock Plan and the Amended and Restated Digital Angel Corporation Transition Stock Option Plan are also designed to encourage ownership of our common stock by employees, directors and other individuals, and to promote and further our best interests by granting options and other stock awards. Under these plans, we may grant awards of our common stock in lieu of payments of cash compensation pursuant to the mutual agreement of the participant and us. During 2013, no options were granted to directors, employees and consultants, under these plans.

Stock Options Granted under the 1999 Employees Stock Purchase Plan.

The 1999 Employees Stock Purchase Plan, which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, or Code, provides eligible employees with an opportunity to accumulate, through payroll deductions, funds to be used toward the purchase of our stock pursuant to options granted under the plan. Options granted in connection with an offering under the plan permit the option holder to purchase our stock at a price per share equal to 85% of the fair market value of the stock on (i) the date on which the option was granted (i.e., the first business day of the offering) and (ii) the date on which the option was exercised (i.e., the last business day of the offering), whichever is less. Section 423 of the Code also provides certain favorable tax consequences to the option holder, provided that the stock acquired under the plan is held for a specified minimum period of time. Under FAS 123R, which became effective for us on January 1, 2006, options granted under the plan may be compensatory. During 2013, we did not grant any options under the plan.

Digital Angel Corporation 2013 Stock Incentive Plan

On July 12, 2013, pursuant to the Share Exchange, a majority of our voting stockholders adopted resolutions by written consent approving the DAC 2013 Stock Plan under which employees, including officers and directors, and consultants may receive awards. The aggregate number of shares of the Company’s common stock that may be subject to awards under the DAC 2013 Plan, subject to adjustment upon a change in capitalization, is 5.0 million shares. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to DAC 2013 Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the DAC 2013 Plan. Awards under the DAC 2013 Plan include incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock performance units, performance shares, cash awards and other stock based awards. The purposes of the DAC 2013 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, to promote the success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. The DAC 2013 Plan became effective on October 18, 2013, upon effectiveness of the Reverse Stock Split. On October 18, 2013, the outstanding stock options under the three VAC’s stock plans were converted into options to acquire 2.6 million shares of VC’s common stock under the DAC 2013 Plan and VAC’s three former stock plans were terminated. No additional options were granted under the DAC 2013 Stock Plan during 2013.

Equity Compensation Plan Information

During 2013, we converted 13.4 million stock options, which were previously granted under VAC’s stock plans, into options to acquire 2.6 million shares of VC’s common stock under the terms of the Exchange Agreement. The following table presents information regarding options and rights outstanding under our compensation plans as of December 31, 2013:

	Equity Compensation Plan Information
Plan Category (1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,624,356	$8.71	2,502,551	(2)
Equity compensation plans not approved by security holders (3)	3,958	207.28	--
Total	2,628,314	9.01	2,502,551

(1)  A narrative description of the material terms of our equity compensation plans is set forth in Note 7 to our accompanying consolidated financial statements for the year ended December 31, 2013.

(2)  Includes 1,215 shares available for future issuance under our 1999 Employees Stock Purchase Plan.

(3)  We have made grants outside of our equity plans and have outstanding options exercisable for shares of our Common Stock. These options were granted as an inducement for employment or for the rendering of consulting services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of June 18, 2014 by:

(i)	each person known to us to beneficially own more than 5% of our common stock,
(ii)	each of the named executive officers (as disclosed in the summary compensation table),
(iii)	each of our directors, and
(iv)	all of the current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 18, 2014 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on11,618,842 shares of our common stock outstanding as of June 18, 2014. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o VeriTeQ Corporation, 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Outstanding Shares (%)

Five Percent Stockholders:
Scott R. Silverman (1)	6,448,511	52%
SNC Holdings Corp. (2)	2,149,504	16%
Randolph K. Geissler (1)	1,505,883	12%

Named Executive Officers and Directors:
Scott R. Silverman (1)	6,448,511	52%
Randolph K. Geissler (1)	1,505,883	12%
Barry M. Edelstein (1)	169,713	2%
Michael E. Krawitz (1)	234,987	2%
Daniel E. Penni (1)	39,975	*
Shawn A. Wooden (1)	38,167	*
Ned Siegel (1)	688,167	6
Executive Officers and Directors as a group (7 persons)	9,125,403	74%

* Represents less than 1%

(1)

This table includes shares of our common stock issuable upon the exercise of stock options or warrants that are currently exercisable or exercisable within sixty days of June 18, 2014, in accordance with Rule 13d-3(d) under the Exchange Act. The following directors and executive officers hold the number of exercisable warrants and/or options to purchase the number of shares set forth following their respective names: Scott Silverman — 767,648 options, Randolph Geissler — 87,465 warrants and 508,887 options, Barry Edelstein — 28,624 warrants and 40,500 options, Michael Krawitz — 76,334 options, Daniel Penni — 5,156 options, Shawn Wooden — 38,167 options; and all current directors and officers as a group — 1,552,780 (116,089 warrants and 1,436,692 options). Each of the officers and directors has dispositive power over the shares listed above.

(2)	Represents common stock issuable upon conversion of a promissory note.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy materials, information statements and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report, proxy statement or information statement to multiple Stockholders who share the same address under certain circumstances, unless contrary instructions are received from Stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. If, at any time, a Stockholder no longer wishes to participate in “householding” and would prefer to receive a single copy of annual reports, proxy statements, or information statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the Stockholder must (1) notify its bank, broker or other nominee, as applicable, to revoke such consent or (2) direct its written or oral request to: Allison Tomek, Investor Relations, 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 846-7003. Upon written or oral request, we will deliver promptly a separate copy of the annual report, proxy statement, or information statement, as applicable, to any Stockholder at a shared address to which a single copy of any of these documents was delivered.

Two or more Stockholders sharing an address can request delivery of a single copy of proxy statements, annual reports, or information statements, if they are receiving multiple copies by contacting the Company in the manner set forth above.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Delaware law, the Company’s Amended and Restated Certificate of Incorporation consistent with above, or the Amended and Restated Bylaws of the Company to dissent from any of the provisions adopted in the amendments.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO THE MATTERS TO BE ACTED UPON

The directors and executive officers could have a substantial and direct interest in the ratification, approval and adoption of the 2014 Stock Plan in that they may be the recipient of an award or option pursuant to the 2014 tock Plan.

Other than as described above, to the Company’s knowledge, in their capacity as Stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year, and no associate of any such person, has any interest, direct or indirect, by security holdings or otherwise, in the Amended and Restated Certificate of Incorporation or the 2014 Stock Plan that is not otherwise shared by the remaining Stockholders other than as a result of receiving shares of Common Stock or securities convertible into shares of Common Stock under the Amended and Restated Certificate of Incorporation or the 2014 Stock Plan.

The actions were approved unanimously by the Board on June 10, 2014. Thus, no member of the Board opposed the actions.

CONTACT INFORMATION

VeriTeQ Acquisition Corporation (referred to herein as “VeriTeQ”)

220 Congress Park Drive, Suite 200

Delray Beach, FL 33445

Telephone: 561-846-7000

ADDITIONAL INFORMATION

Information Available

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, information statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of these filings, at no cost, by writing to: Allison Tomek, Investor Relations, 220 Congress Park Drive, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 846-7003. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: August [   ], 2014

By Order of the Board of Directors

/s/ Scott R Silverman

Scott R. Silverman

Chairman and Chief Executive Officer

 Annex A

AMENDED RESTATED CERTIFICATE OF INCORPORATION

OF

VERITEQ CORPORATION

VeriTeQ Corporation, a Delaware corporation, hereby certifies as follows:

1. The name of the corporation is VeriTeQ Corporation. The date of filing its original Certificate of Incorporation with the Secretary of State was March 7, 2007, under the name Applied Digital Solutions, Inc.

2. The Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of the corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: ________________________		VeriTeQ Corporation

By:
Michael Krawitz
Chief Legal and Financial Officer

Exhibit A to Annex A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VERITEQ CORPORATION

ARTICLE ONE

The name of the corporation is VeriTeQ Corporation (the “Corporation”). The Corporation was originally incorporated in Delaware under the name Applied Digital Solutions, Inc. on March 7, 2007.

ARTICLE TWO

The address of the Corporation’s registered office in this state is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and its registered agent is Corporation Service Company. County of New Castle.

ARTICLE THREE

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred Five Million (505,000,000) shares, of which Five Million (5,000,000) shares shall be preferred stock (“Preferred Stock”) having a par value of $0.01 per share and Five Hundred Million (500,000,000) shares shall be common stock (“Common Stock”) having a par value of $0.01 per share. A statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, in respect of the shares of each class is as follows:

A.               Preferred Stock.

Subject to the requirements of the laws of the State of Delaware, authority is hereby vested in the Board of Directors from time to time to issue 5,000,000 shares of Preferred Stock in one or more series and by resolution or resolutions as to each series:

(a)    to fix the distinctive serial designation of the shares of such series;

(b)    to fix the rate per annum at which the holders of the shares of such series shall be entitled to receive dividends, the dates on which said dividends shall be payable, and, if the directors determine that the dividends with respect to said series shall be cumulative, the date or dates from which such dividends shall be cumulative;

(c)    to determine whether the shares of such series shall have voting power, and, if so, the extent and definition of such voting power;

(d)    to fix the price or prices at which the shares of such series may be redeemed, and to determine whether the shares of such series may be redeemed in whole or in part or only as a whole;

(e)    to fix the amounts payable on the shares of such series in the event of liquidation, dissolution, or winding up of the Corporation;

(f)     to determine whether or not the shares of any such series shall be made convertible into or exchangeable for shares of any other class or classes of stock of the Corporation or of any other series of Preferred Stock and the conversion price or prices, or the rate or rates of exchange at which such conversion or exchange may be made;

(g)    to determine the amount of the sinking fund, purchase fund, or any analogous fund, if any, to be provided with respect to each such series; and

(h)    to fix preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, applicable to each such series.

B.               Common Stock.

Each share of Common Stock shall be identical with each other share of Common Stock, except as the holders thereof shall otherwise expressly agree in writing. Subject to the prior rights of the Preferred Stock from time to time issued and outstanding, as hereinbefore set forth, the holders of Common Stock shall be entitled to receive such sums as the Board of Directors may from time to time declare as dividends thereon, or authorize as distributions thereon, out of any sums available to be distributed as dividends and to receive any balance remaining in case of the dissolution, liquidation or winding up of the Corporation after satisfying the prior rights of the Preferred Stock, if any be then outstanding. Each share of Common Stock shall have one vote for all corporate purposes.

ARTICLE FOUR

No holder of shares of any class of stock of this corporation, either now or hereafter authorized or issued, shall have a preemptive or preferential right to subscribe for or purchase any shares of any class of stock of this corporation, either now or hereafter authorized whether issued for cash, property or services, or to subscribe for or purchase obligations, bonds, notes, debentures, other securities or stock convertible into stock of any class of this corporation other than such right, if any, as the Board of Directors in its discretion may from time to time determine, and at such prices as the Board of Directors may from time to time fix.

ARTICLE FIVE

The number of directors to constitute the Board of Directors is five (5). Hereafter, the number of directors shall be fixed by, or in the manner provided in, the By-Laws. Any changes in the number will be reported to the Secretary of State within thirty (30) calendar days of such change.

ARTICLE SEVEN

The duration of the Corporation is perpetual.

ARTICLE EIGHT

The Corporation is formed for the following purpose: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE NINE

The Board of Directors is authorized to make, amend, alter and rescind the By-Laws of the Corporation.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts stated herein are true, and I have accordingly hereunto set my hand this ___ day of ___________, 2014.

VeriTeQ Corporation

By:
Michael Krawitz
Chief Legal and Financial Officer

Annex B

VERITEQ CORPORATION

2014 STOCK INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(a).

(b) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.

(d) “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Committee.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Award” means an award payable in the form of cash.

(g) “Change in Control” means the happening of any of the following:

(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any third-party “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency); or

(ii) the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which is approved by the stockholders of the Company as may be required by law.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means the committee as defined under Section 4(a)(i) of the Plan.

(j) “Compensation Committee” means the Compensation Committee of the Board.

(k) “Common Stock” means the common stock, $0.01 par value, of the Company.

(l) “Company” means VeriTeQ Corporation, a Delaware corporation.

(m) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(n) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board or a person designated in writing by the Board as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(o) “Covered Stock” means the Common Stock subject to an Award.

(p) “Date of Grant” means the date on which the Committee makes the determination granting the Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(q) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(r) “Director” means a member of the Board of Directors of the Company.

(s) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(t) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) [Intentionally Omitted]

(w) “Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Committee on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(x) “Grantee” means an individual who has been granted an Award.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted under the Plan.

(cc) “Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

(dd) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(ee) “Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

(ff) “Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.

(gg) “Performance Period” means the time period during which the performance goals established by the Committee with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(hh) “Performance Share” has the meaning set forth in Section 9 of the Plan.

(ii) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

(jj) “Plan” means this VeriTeQ Corporation 2014 Stock Incentive Plan.

(kk)“Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(ll)  [Intentionally Omitted]

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(oo) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.

(pp) “Subsidiary” means a corporation or other entity, domestic or foreign, of which not less than 50 percent of the voting shares or voting securities are held by the Company or a Subsidiary, whether or not such corporation or entity now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 50,000,000 Shares, which will automatically increase by 10% on January 1 of each year hereafter until January 1, 2019, after which point no further increases will occur without amendment hereto as provided herein. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option or SAR expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock Awards, Performance Shares or Performance Units are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Award shall again become available for future Awards under the Plan (unless the Plan has terminated). Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company shall be available for purposes of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i)  Administration.  The Plan shall be administered by the Compensation Committee, or a committee designated by the Board consisting of only “outside directors” of the Board as defined in Section 162(m) of the Code and to satisfy Applicable Law if there is not a Compensation Committee (collectively referred to as the “Committee”).

(ii) Rule 16b-3.  To the extent the Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code.  To the extent the Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(b) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(v) of the Plan;

(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Committee may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;

(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Committee’s Decision.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.

(a) Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b) Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c) Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Committee, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

(d) Termination of Employment or Consulting Relationship.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, and subject to Section 13 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Committee, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Committee shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Committee, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e) Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.

(f) Death of Grantee.  In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.

(h) Termination by Employer Not for Cause.  In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement or the Grantee’s employment agreement, if applicable, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(i) Termination for Cause.  Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, unless otherwise defined in a Grantee’s employment agreement, if applicable, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Unless otherwise defined in a Grantee’s employment agreement, if applicable, “Cause” shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.

(j) Nontransferability of Awards.

(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6. Stock Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 7,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will not be counted in determining whether the limitation described in this Section 6(a)(ii) has been reached.

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Committee determines to be necessary to achieve such preservation of economic value.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e) Form of Consideration.  The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”); or subject to the approval of the Committee:

(i) by the surrender of all or part of an Award (including the Award being exercised);

(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(iii) in other property, rights and credits deemed acceptable by the Committee, including the Participant’s promissory note; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Committee.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Committee pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.

(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, the Committee may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.

(b) Exercise of SARs.  SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Committee pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Committee may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Committee shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 2,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Committee may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Committee.

(a) Committee Action.  The Committee acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Committee may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock.

(b) Performance-Based Restricted Stock.

(i) Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii) Share Limitation.  No more than 7,000,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.

(iii) Grant Conditions.  The Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Committee shall make each grant subject to the attainment of certain performance targets. The Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv) Forfeiture Conditions.  The Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.

(i) Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Committee when the grant is made or (b) if the grant is made subject to one, or more than one, condition, as of the date the Committee determines that such conditions have been timely satisfied.

(ii) Grant Conditions.  The Committee acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii) Forfeiture Conditions.  The Committee may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, forfeiture condition which the Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e) Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Committee may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Committee shall determine.

(b) Share Limitation.  The number of Shares covered by Performance Units and Performance Shares in any fiscal year shall not exceed 2,000,000.

(c) Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Committee on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(d) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(e) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Cash Awards.  The Committee may grant Cash Awards at such times and in such amounts as it deems appropriate.

(a) Annual Limits.  Notwithstanding the foregoing, the amount of any Cash Award in any fiscal year to any Grantee shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such fiscal year.

(b) Restrictions.  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Committee may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Committee may serve as the Committee with respect to grants of Cash Awards that are intended to be Performance-Based Compensation. The Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards.  The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

12. Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee. The Committee may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

13. Adjustments Upon Changes in Capitalization or Change in Control.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b) Change in Control.  In the event of a Change in Control, unless otherwise provided in a Grantee’s employment agreement, if applicable, then the following provisions shall apply:

(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;

(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(iii) all Shares of Restricted Stock shall become fully vested;

(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Committee, which agreement must be in writing and signed by the Grantee and the Company.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

18. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

20. Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

21. Construction.  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).